UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 31, 2025

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas AND Virginia	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, No Par Value	ATO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Three Year Credit Agreement

As previously reported, on March 28, 2024, Atmos Energy Corporation (the “Company”) entered into a Revolving Credit Agreement (the “Three Year Credit Agreement”) with Crédit Agricole Corporate and Investment Bank (“Crédit Agricole”), as the Administrative Agent, the syndication agents, the documentation agents, the lead arrangers and bookrunners named therein, and the lenders named therein. The Three Year Credit Agreement provides the Company with a $1.5 billion senior unsecured revolving credit facility (the “Three Year Credit Facility”). The Three Year Credit Facility matures three years after the closing date of the Three Year Credit Agreement, subject to an ability of the lenders thereunder, or certain of the lenders thereunder, to elect to extend the maturity date of their commitments by one year following a request for such extension by the Company in accordance with the terms of the Three Year Credit Agreement, up to a maximum of two such extensions.

Pursuant to Section 2.23 of the Three Year Credit Agreement, the maturity of the commitments and loans of each lender under the Three Year Credit Agreement has been extended by one year to March 28, 2028. The maturity extension became effective as of March 31, 2025.

Five Year Credit Agreement

As previously reported, on March 28, 2024, the Company also entered into a Revolving Credit Agreement (the “Five Year Credit Agreement”) with Crédit Agricole, as the Administrative Agent, the syndication agents, the documentation agents, the lead arrangers and bookrunners named therein, and the lenders named therein. The Five Year Credit Agreement provides the Company with a $1.5 billion senior unsecured revolving credit facility (the “Five Year Credit Facility”). The Five Year Credit Facility matures five years after the closing date of the Five Year Credit Agreement, subject to an ability of the lenders thereunder, or certain of the lenders thereunder, to elect to extend the maturity date of their commitments by one year following a request for such extension by the Company in accordance with the terms of the Five Year Credit Agreement, up to a maximum of two such extensions.

Pursuant to Section 2.23 of the Five Year Credit Agreement, the maturity of the commitments and loans of each lender under the Five Year Credit Agreement has been extended by one year to March 28, 2030. The maturity extension became effective as of March 31, 2025.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: April 4, 2025	By:	/s/ Daniel M. Meziere
Daniel M. Meziere
Vice President of Investor Relations and Treasurer